UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report
(Date of earliest event reported):	April 24, 2005

Hecla Mining Company
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-8491	82-0126240
(Commission File Number)	(IRS Employer Identification No.)

6500 North Mineral Drive, Suite 200 Coeur d’Alene, Idaho	83815-9408
(Address of Principal Executive Offices)	(Zip Code)

(208) 769-4100
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14-d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

        On April 24, 2006 the litigation regarding claims by Independence Lead Mines (“Independence”) relating to the Lucky Friday unit was resolved in favor of Hecla Mining Company (“Hecla”) by the Idaho Supreme Court. In a 5-0 decision, the Idaho Supreme Court affirmed a July 2004 District Court decision that determined that Hecla did not breach any express provisions of a lease on the Gold Hunter portion of the Lucky Friday unit and that Hecla did not commit waste.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HECLA MINING COMPANY

By:	/s/ Philip C. Wolf
Philip C. Wolf
Vice President and General Counsel

Dated: April 27, 2006